Exhibit 99.1 NMI Holdings, Inc. Announces CEO Succession; Adam Pollitzer Named President and CEO, Effective January 1, 2022 EMERYVILLE, Calif., Sept. 9, 2021 – NMI Holdings, Inc. (Nasdaq: NMIH) announced today that Adam Pollitzer, currently the company’s Executive Vice President and Chief Financial Officer, has been appointed President and Chief Executive Officer, effective January 1, 2022. Mr. Pollitzer will also join the company’s Board of Directors upon assuming his new role. He succeeds Claudia Merkle, who will step down as Chief Executive Officer and as a member of the Board, effective December 31, 2021. “This leadership transition comes at the right time for National MI and is the result of a deliberate and collaborative succession planning process,” said Bradley Shuster, Executive Chairman and Chairman of the Board. “The Board is grateful to Claudia for her leadership and dedication to National MI over her many years of service, and for the strong foundation she has established to support the company’s continued growth and success. Over her nearly decade-long tenure with National MI, Claudia has overseen the growth of National MI’s customer franchise and led the development of its underwriting and operational capabilities. Since her promotion to CEO in 2019, National MI has nearly doubled its insurance in-force from $69 billion to $137 billion, and the company was recognized on Fortune Magazine’s 100 Fastest- Growing Companies list for its combined revenue, net income and stock price performance.” “The Board is confident that Adam is the right leader to guide National MI going forward. He is a talented and seasoned executive with deep knowledge of the mortgage insurance market, key experience and success as a senior leader of National MI, and a demonstrated commitment to our company, our customers and our people. Adam has been instrumental in shaping our corporate strategy and financial success, and we are confident in his ability to drive National MI’s continued growth and outperformance,” Mr. Shuster concluded. Since joining the company as Executive Vice President and Chief Financial Officer in 2017, Mr. Pollitzer has led National MI’s finance function and has had responsibility for the company’s strategic planning and corporate development efforts. He has also managed the company’s funding profile and reinsurance program. Mr. Pollitzer serves on National MI’s Executive Committee and played a key role in leading the company through the COVID pandemic. “I’ve been privileged to work with our Board of Directors and a talented, dedicated group of colleagues,” commented Ms. Merkle. “Our goal has always been to support our lender customers and their borrowers with a differentiated commitment and standard of service, while also driving responsible growth in our high-quality insured portfolio and strong risk-adjusted returns for our shareholders. I am grateful to our customers for their steadfast partnership and support, and proud of the success we have achieved together. National MI is well-positioned to grow and prosper, and there is no more qualified person than Adam to lead the company going forward. I look forward to watching the team’s continuing success.” “I am honored to be appointed National MI’s next President and Chief Executive Officer, and deeply appreciative of the leadership and support Claudia has provided over the last several years,” said Mr.

Exhibit 99.1 Pollitzer. “This is an exciting time at National MI. We are leading with impact and helping a record number of deserving borrowers gain access to homeownership. Our core mortgage insurance products are in greater demand than ever before, and the increased digitization of the mortgage market has allowed us to expand our customer reach and accelerate our growth. We have a robust capital position and remain committed to building our business in a durable, risk-responsible manner. I’m looking forward to working with our talented executive management team, Brad, and the rest of the Board of Directors to continue to deliver results for our customers, our community, our employees and our shareholders.” About NMI Holdings, Inc. NMI Holdings, Inc. (NASDAQ: NMIH) is the parent company of National Mortgage Insurance Corporation, a U.S.- based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower's default. To learn more, please visit www.nationalmi.com. Cautionary Note Regarding Forward Looking Statements This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), the U.S. Private Securities Litigation Reform Act of 1995, or in releases made by the U.S. Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are statements about future, not past, events and rely on a number of assumptions concerning future events and involve certain important risks and uncertainties, any of which could cause our actual results to differ materially from those expressed in our forward-looking statements. Forward-looking statements in this press release include, without limitation, statements regarding National MI’s positioning for its future performance. More information about the risks, uncertainties and assumptions affecting National MI include, but are not necessarily limited to, the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K and in other filings made with the SEC. We do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of future events or circumstances. Investor Contact John M. Swenson Vice President, Investor Relations and Treasury john.swenson@nationalmi.com (510) 788-8417